UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2025

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President - Chief Financial Officer and Principal Financial Officer

The Board of Directors of UDR, Inc. (the “Company”) has approved the appointment of David D. Bragg to serve as the Company’s Senior Vice President - Chief Financial Officer, and as principal financial officer for the purposes of the Company’s filings with the Securities and Exchange Commission and for all other purposes contemplated thereby. Mr. Bragg’s appointment will become effective upon his commencement of employment with the Company, which is expected to occur on July 24, 2025.

Mr. Bragg, age 45, previously served as Executive Vice President, Chief Financial Officer of Roots Management Group from March 2024 to June 2025 and Executive Vice President, Investments & Chief Strategy Officer of Roots Management Group from November 2022 to March 2024. From July 2017 to November 2022, Mr. Bragg served as Managing Director, Co-Head of Strategic Research at Green Street, and previously served as Managing Director, Head of Residential Research from April 2013 to July 2017. Earlier in his career, Mr. Bragg was a Director at Zelman & Associates from 2010 to 2013, an Associate Managing Director at ISI Group from 2009 to 2010, and a Vice President at Banc of America Securities/Merrill Lynch from 2005 to 2009.

In connection with his appointment as the Company’s Senior Vice President - Chief Financial Officer, Mr. Bragg will initially receive a compensation package comprised of: (i) an annual base salary of $500,000; (ii) an annual cash bonus under the Company’s short-term incentive program that is substantially consistent with the criteria and other terms and conditions as described in the Company’s definitive proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 27, 2025 (the “2025 Proxy Statement”), with a target of $750,000; and (iii) an award under the Company’s long-term incentive program that is substantially consistent with the criteria and other terms and conditions as described in the 2025 Proxy Statement, with a target value of $1,000,000. Mr. Bragg will also be eligible to participate in the Company’s employee benefit programs and 401(k) plan.

In addition, Mr. Bragg will receive: (i) a cash signing bonus in the amount of $200,000, (ii) a signing equity award of common stock or LTIP Units with a value of $2,000,000, which award will vest ratably over five years beginning on the one-year anniversary of the grant date, contingent upon Mr. Bragg being an employee in good standing of the Company on the vesting dates, and (iii) reimbursement of certain relocation costs.

Mr. Bragg will enter into the Company’s standard form of indemnification agreement when his appointment as Senior Vice President - Chief Financial Officer is effective.

No family relationship exists between Mr. Bragg and any of the Company’s directors or executive officers. Mr. Bragg is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Relinquishment of Chief Financial Officer and Principal Financial Officer Roles

A previously disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 2, 2025, upon the effective date of Mr. Bragg’s appointment to serve as Senior Vice President - Chief Financial Officer and principal financial officer, Joseph D. Fisher will relinquish his roles and responsibilities as Chief Financial Officer and principal financial officer, and retain the roles of President and Chief Investment Officer of the Company.

Item 7.01 Regulation FD Disclosure.

The press release announcing, among other things, the appointment of Mr. Bragg as Senior Vice President - Chief Financial Officer, is furnished as Exhibit 99.1 to this Report. This information is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including with respect to the effective date of Mr. Bragg’s appointment as the Company’s Senior Vice President - Chief Financial Officer and his related compensation, may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to, general market and economic conditions and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

June 23, 2025	By:	/s/ Joseph D. Fisher
Joseph D. Fisher
President, Chief Financial Officer and Chief Investment Officer
(Principal Financial Officer)